                      FINANCIAL GUARANTY INSURANCE COMPANY
                     UNAUDITED INTERIM FINANCIAL STATEMENTS
                                 JUNE 30, 1998

Balance Sheets..............................................................................................   B-1
Statements of Income........................................................................................   B-2
Statements of Cash Flows....................................................................................   B-3
Notes to Unaudited Interim Financial Statements.............................................................   B-4

                      FINANCIAL GUARANTY INSURANCE COMPANY
                                 BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                                                         JUNE 30,      DECEMBER 31,
                                                                                           1998           1997
                                                                                        -----------    ------------
                                                                                        (UNAUDITED)
                                       ASSETS
Fixed maturity securities, available for sale, at fair value (amortized cost of
  $2,439,765 in 1998 and $2,313,458 in 1997).........................................   $ 2,538,259     $2,443,746
Short-term investments, at cost, which approximates market...........................        74,599         76,039
Cash.................................................................................         1,068            802
Accrued investment income............................................................        38,593         38,927
Reinsurance receivable...............................................................         7,581          8,220
Deferred policy acquisition costs....................................................        84,225         86,286
Property, plant and equipment net of accumulated depreciation of $6,904 in 1998 and
  $17,346 in 1997....................................................................         2,469          3,142
Prepaid reinsurance premiums.........................................................       146,578        154,208
Prepaid expenses and other assets....................................................         7,617         21,002
                                                                                        -----------     ----------
     Total assets....................................................................   $ 2,900,989     $2,832,372
                                                                                        -----------     ----------
                                                                                        -----------     ----------
                        LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Unearned premiums..................................................................   $   604,325     $  628,553
  Losses and loss adjustment expenses................................................        61,170         76,926
  Ceded reinsurance payable..........................................................         1,178          3,932
  Accounts payable and accrued expenses..............................................        42,395         26,352
  Current federal income taxes payable...............................................        49,114         19,335
  Deferred federal income taxes payable..............................................       108,190        118,522
  Payable for securities purchased...................................................        29,213          5,811
                                                                                        -----------     ----------
     Total liabilities...............................................................       895,585        879,431
                                                                                        -----------     ----------
Stockholder's Equity:
  Common stock, par value $1,500 per share at June 30, 1998 and at December 31, 1997:
     10,000 shares authorized, issued and outstanding................................        15,000         15,000
  Additional paid-in capital.........................................................       383,511        383,511
  Accumulated other comprehensive income, net of tax.................................        63,517         83,935
  Retained earnings..................................................................     1,543,376      1,470,495
                                                                                        -----------     ----------
     Total stockholder's equity......................................................     2,005,404      1,952,941
                                                                                        -----------     ----------
     Total liabilities and stockholder's equity......................................   $ 2,900,989     $2,832,372
                                                                                        -----------     ----------
                                                                                        -----------     ----------

        See accompanying notes to unaudited interim financial statements

                      FINANCIAL GUARANTY INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                ($ IN THOUSANDS)

                                                                                         SIX MONTHS ENDED JUNE
                                                                                                  30,
                                                                                        ------------------------
                                                                                              1998       1997
                                                                                        ------------------------
                                                                                               (UNAUDITED)
REVENUES
Gross premiums written...............................................................       $ 46,221    $ 46,339
Ceded premiums.......................................................................         (4,818)    (11,668)
                                                                                             --------    --------
  Net premiums written...............................................................         41,403      34,671
Decrease in net unearned premiums....................................................         16,654      23,982
                                                                                             --------    --------
  Net premiums earned................................................................         58,057      58,653
Net investment income................................................................         66,023      63,518
Net realized gains...................................................................         25,773       9,127
                                                                                             --------    --------
  Total revenues.....................................................................        149,853     131,298
                                                                                             --------    --------
EXPENSES
Losses and loss adjustment expenses..................................................          3,381       1,063
Policy acquisition costs.............................................................         10,576       7,525
Other underwriting expenses..........................................................          9,426       7,949
                                                                                             --------    --------
  Total expenses.....................................................................         23,383      16,537
                                                                                             --------    --------
Income before provision for federal income taxes.....................................        126,470     114,761
Provision for federal income taxes...................................................         28,589      24,733
                                                                                             --------    --------
  Net income.........................................................................       $ 97,881    $ 90,028
                                                                                             --------    --------
                                                                                             --------    --------

        See accompanying notes to unaudited interim financial statements

                      FINANCIAL GUARANTY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                ($ IN THOUSANDS)

                                                                                         SIX MONTHS ENDED JUNE
                                                                                                  30,
                                                                                        --------------------------
                                                                                            1998         1997
                                                                                        --------------------------
                                                                                                  (UNAUDITED)
Operating activities:
Net income...........................................................................      $  97,881     $  90,028
  Adjustments to reconcile net income to net cash provided by operating activities:
     Provision for deferred income taxes.............................................            663         1,586
     Amortization of fixed maturity securities.......................................          1,886           671
     Policy acquisition costs deferred...............................................         (8,515)       (6,979)
     Amortization of deferred policy acquisition costs...............................         10,576         7,525
     Depreciation of fixed assets....................................................            732         1,267
     Change in reinsurance receivable................................................            639           (62)
     Change in prepaid reinsurance premiums..........................................          7,630         1,977
     Foreign currency translation adjustment.........................................            382          (380)
     Change in accrued investment income, prepaid expenses and other assets..........         13,719         4,090
     Change in unearned premiums.....................................................        (24,228)      (25,959)
     Change in losses and loss adjustment expense reserves...........................        (15,756)       (2,500)
     Change in other liabilities.....................................................         13,289       (25,679)
     Change in current income taxes payable..........................................         29,779       (27,908)
     Net realized gains on investments...............................................        (25,773)       (9,127)
                                                                                           ----------     ---------
  Net cash provided by operating activities..........................................        102,904         9,250
                                                                                           ----------     ---------
Investing activities:
  Sales or maturities of fixed maturity securities...................................        431,647       425,102
  Purchases of fixed maturity securities.............................................       (535,726)     (419,674)
  Sales or maturities (purchases) of short-term investments, net.....................          1,441       (12,863)
  Purchases of property and equipment, net...........................................             --          (484)
                                                                                           ----------     ---------
Net cash used for investing activities...............................................       (102,638)       (7,919)
Increase in cash.....................................................................            266         1,331
Cash at beginning of period..........................................................            802           860
                                                                                           ----------     ---------
Cash at end of period................................................................      $   1,068      $  2,191
                                                                                           ----------     ---------
                                                                                           ----------     ---------

        See accompanying notes to unaudited interim financial statements

                      FINANCIAL GUARANTY INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1998 AND 1997
                                  (UNAUDITED)

1. BASIS OF PRESENTATION

     The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the six months ended June 30, 1998 and 1997, (b) the financial position at June 30, 1998 and December 31, 1997, and (c) cash flows for the six months ended June 30, 1998 and 1997.

     These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1997 audited financial statements.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. STATUTORY ACCOUNTING PRACTICES

     The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

          (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

          (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

          (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

          (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

          (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

          (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

          (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

                      FINANCIAL GUARANTY INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                             JUNE 30, 1998 AND 1997
                                  (UNAUDITED)

2. STATUTORY ACCOUNTING PRACTICES--(CONTINUED)
     The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                     SIX MONTHS ENDED JUNE 30,
                                                        ----------------------------------------------------
                                                                  1998                        1997
                                                        ------------------------    ------------------------
                                                          NET      STOCKHOLDER'S      NET      STOCKHOLDER'S
                                                        INCOME        EQUITY        INCOME        EQUITY
                                                        -------    -------------    -------    -------------
GAAP basis amount....................................   $97,881     $ 2,005,404     $90,028     $ 1,783,238
Premium revenue recognition..........................    (6,709)       (187,918)     (2,158)       (178,443)
Deferral of acquisition costs........................     2,061         (84,225)        545         (91,399)
Contingency reserve..................................        --        (567,350)         --        (489,210)
Non-admitted assets..................................        --          (2,090)         --          (3,369)
Case-basis losses incurred...........................     1,286            (586)       (355)         (3,604)
Portfolio loss reserves..............................     1,400          30,400          --          24,000
Deferral of income tax...............................       663          73,633       1,586          72,173
Unrealized gains on fixed maturity securities held at
  fair value, net of taxes...........................        --         (64,021)         --         (48,183)
Profit commission....................................     1,754          (5,635)       (266)         (6,452)
Contingency reserve tax deduction....................        --          74,059          --          95,185
Allocation of tax benefits due to Parent's net
  operating loss to the Company......................       106          11,022         156          10,759
                                                        -------     -----------     -------     -----------
Statutory basis amount...............................   $98,442     $ 1,282,693     $89,536     $ 1,164,695
                                                        -------     -----------     -------     -----------
                                                        -------     -----------     -------     -----------

3. DIVIDENDS

     Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

          o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 1997.

          o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

     The amount of the Company's surplus available for dividends during 1998 is approximately $128.3 million.

     During 1998, the Company declared dividends of $25.0 million.

4. INCOME TAXES

     The Company's effective Federal corporate tax rate (22.6 percent and 21.6 percent for the six months ended June 30, 1998 and 1997, respectively) is less than the statutory corporate tax rate (35 percent in 1998 and 1997) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

                      FINANCIAL GUARANTY INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                             JUNE 30, 1998 AND 1997
                                  (UNAUDITED)

5. REINSURANCE

     In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $12.4 million and $13.6 million, respectively, for the six months ended June 30, 1998 and 1997.

6. COMPREHENSIVE INCOME

     In June 1997, the Financial Accounting Standard Board issued statement
No. 130, "Reporting Comprehensive Income", which requires enterprises to disclose comprehensive income and its components. Comprehensive income encompasses all changes in shareholders' equity (except those arising from transactions with shareholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities and foreign currency translation adjustments, net of taxes. This new standard only changes the presentation of certain information in the financial statements and does not affect the Company's financial position or results of operations. The following is a reconciliation of comprehensive income:

                                                                                     FOR THE SIX MONTHS
                                                                                      ENDED JUNE 30,
                                                                          ----------------------------------------
                                                                              1998                  1997
                                                                          ------------------    ------------------
Net income.............................................................        $ 97,881              $ 90,028
Other comprehensive income:
  Change in unrealized investment gains, net of taxes..................         (20,666)                9,023
  Change in foreign exchange gains, net of taxes.......................             248                  (247)
                                                                               --------              --------
Comprehensive income...................................................        $ 77,463              $ 98,804
                                                                               --------              --------
                                                                               --------              --------